Exhibit 99.5

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into effective as of August 10, 2006, by and among BIO-key International, Inc., a Delaware corporation (the “Company”), and each of the other parties signatory hereto as Purchasers (collectively, the “Purchasers” and each a “Purchaser”).

This Agreement is made pursuant to the Securities Exchange Agreement, dated as of the date hereof, by and among the Purchasers and the Company (as amended, modified or supplemented from time to time, the “Securities Exchange Agreement”), and pursuant to the Series C Preferred Stock referred to therein.

The parties to this Agreement hereby agree as follows:

1.             Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Securities Exchange Agreement shall have the meanings given to such terms in the Securities Exchange Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Commission” means the Securities and Exchange Commission.

“Common Stock” means shares of the Company’s common stock, par value $0.0001 per share.

“Effectiveness Date” means (i) with respect to the initial Registration Statement required to be filed hereunder, a date no later than ninety (90) days from the Filing Date and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than ninety (90) days following the applicable Filing Date.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

“Exchange Consideration” shall have the meaning set forth in the Securities Exchange Agreement.

“Filing Date” means, with respect to (i) the initial Registration Statement required to be filed hereunder, a date no later than thirty (30) days from the date of this Agreement and (ii) with respect to shares of Common Stock issuable to a Holder as a result of adjustments to the Conversion Price of the Series C Preferred Stock made pursuant to the Certificate of Designation or otherwise, thirty (30) days after the date of such adjustment.

“Holder” or “Holders” means the Purchasers or any of their respective affiliates or transferees to the extent any of them hold Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the shares of Common Stock issued or issuable upon the conversion of the Series C Preferred Stock issued by the Company to the Purchasers and its affiliates, designees or transferees.

“Registration Statement” means each registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

“Securities Exchange Agreement” means the agreement dated as of the date hereof between the parties hereto calling for the issuance by the Company of Series C Preferred Stock.

“Series C Preferred Stock” shall have the meaning set forth in the Securities Exchange Agreement.

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“Trading Market” means any of the NASD OTC Bulletin Board, NASDAQ SmallCap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange.

2.             Registration.

(a)           On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith).  The Company shall cause the Registration Statement to become effective and remain effective as provided herein.  The Company shall use its reasonable commercial efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the Effectiveness Date.  The Company shall use its reasonable commercial efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when (i) all Registrable Securities have been sold or (ii) all Registrable Securities may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (the “Effectiveness Period”).

(b)           If: (i) the Registration Statement is not filed on or prior to the Filing Date; (ii) the Registration Statement is not declared effective by the Commission by the Effectiveness Date; (iii) after the Registration Statement is filed with and declared effective by the Commission, the Registration Statement ceases to be effective (by suspension or otherwise) as to all Registrable Securities to which it is required to relate at any time prior to the expiration of the Effectiveness Period (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 30 days in the aggregate per year or more than 20 consecutive calendar days (defined as a period of 365 days commencing on the date the Registration Statement is declared effective); or (iv) the Common Stock is not listed or quoted, or is suspended from trading on any Trading Market for a period of three (3) consecutive Trading Days (provided the Company shall not have been able to cure such trading suspension within 30 days of the notice thereof or list the Common Stock on another Trading Market); (any such failure or breach being referred to as an “Event,” and for purposes of clause (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 30 day or 20 consecutive day period (as the case may be) is exceeded, or for purposes of clause (iv) the date on which such three (3) Trading Day period is exceeded, being referred to as “Event Date”), then until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 2.0% for each thirty (30) day period (prorated for partial periods) on a daily basis of the face amount of the shares of Series C Preferred Stock held by such Holder (up to an aggregate maximum amount equal to ten percent (10%) of the initial stated value of the shares of Series C Preferred Stock held by such Holder).  While

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such Event continues, such liquidated damages shall be paid not less often than each thirty (30) days.  Any unpaid liquidated damages as of the date when an Event has been cured by the Company shall be paid within three (3) days following the date on which such Event has been cured by the Company.

(c)           Within three business days of the Effectiveness Date, the Company shall cause its counsel to issue a blanket opinion in substantially the form attached hereto as Exhibit A to the transfer agent stating that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by a Holder and confirmation by such Holder that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn. Copies of the blanket opinion required by this Section 2(b) shall be delivered to such Holder within the time frame set forth above.

3.             Registration Procedures.  If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a)           Prepare and file with the Commission the Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its best efforts to cause the Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and promptly provide to the Holder copies of all filings and Commission letters of comment relating thereto;

(b)           Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Effectiveness Period, and, during the Effectiveness Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

(c)           The Company shall permit a single firm of counsel designated by the Holders to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than five (5) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. If such counsel objects, the Filing Date shall be extended by the number of days from the date the Registration Statement was delivered to such counsel to the date such counsel no longer objects;

(d)           Notify each Holder, such Holder’s legal counsel identified to the Company (which, until further notice, shall be deemed to be Meltzer, Lippe, Goldstein & Breitstone, LLP, Attn:  Ira R. Halperin, Esq. (the “Holder’s Counsel”)), and any

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managing underwriter immediately (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) business day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the SEC notifies the Company whether there will be a “review” of such Registration Statement; (C) whenever the Company receives (or a representative of the Company receives on its behalf) any oral or written comments from the SEC relating to a Registration Statement (copies or, in the case of oral comments, summaries of such comments shall be promptly furnished by the Company to the Holders); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) (within two (2) hours) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations or warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) (within two (2) hours) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) (within two (2) hours) of the occurrence of any event that to the best knowledge of the Company makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish the Holders with copies of all intended written responses to the comments contemplated in clause (C) of this Section 3(d) not later than three (3) business days in advance of the filing of such responses with the SEC so that the Holders shall have the opportunity to comment thereon;

(e)           Furnish to each Holder and such Holder’s Counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

(f)            As promptly as practicable after becoming aware thereof, notify each Holder of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated

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therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request;

(g)           As promptly as practicable after becoming aware thereof, notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

(h)           Use its reasonable efforts to secure and maintain the designation of all the Registrable Securities covered by the Registration Statement on the “OTC Bulletin Board Market” of the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) within the meaning of Rule 11Aa2-1 of the SEC under the Exchange Act, and the quotation of the Registrable Securities on the OTC Bulletin Board Market;

(i)            use its commercially reasonable efforts to register or qualify the Holder’s Registrable Securities covered by the Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States as the Holder may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(j)            Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than three (3) days after the effective date of the Registration Statement; and

(k)           Cooperate with the Holders to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Holders may reasonably request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the  Registrable Securities (with copies to the Holders whose Registrable  Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel.

4.             Registration Expenses.  All expenses relating to the Company’s compliance with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, fees of, and disbursements incurred by, one counsel for the Holders (to the extent such counsel is required due to Company’s failure to meet any of its

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obligations hereunder), are called “Registration Expenses”. All selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Holders beyond those included in Registration Expenses, are called “Selling Expenses.”  The Company shall only be responsible for all Registration Expenses and shall not be responsible for any Selling Expenses.

5.             Indemnification.

(a)           In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Holder, and its officers, directors, employees, agents and each other person, if any, who controls such Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of the Company’s violation of any federal or state securities laws, and will reimburse the Holder, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Holders or any such person in writing specifically for use in any such document.

(b)           In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, each Holder will indemnify and hold harmless the Company, and its officers, directors, employees, agents and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by such Holder to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such Holder will

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be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of such Holder specifically for use in any such document.  Notwithstanding the provisions of this paragraph, such Holder shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by such Holder in respect of Registrable Securities in connection with any such registration under the Securities Act.

(c)           Promptly after receipt by a party entitled to claim indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Indemnifying Party”), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the indemnified party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

(d)           In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) a Holder, or any officer, director or controlling person of such Holder, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of such Holder or such officer, director or controlling person of such Holder in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the

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Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (A) such Holder will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

6.             Representations and Warranties.

(a)           The Common Stock of the Company is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and, except with respect to certain matters which the Company has disclosed to the Purchaser on Schedule 3.21 to the Securities Exchange Agreement or in any of its public filings pursuant to the Exchange Act, the Company has timely filed all proxy statements, reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act.  The Company has filed (i) its Annual Report on Form 10-KSB for its fiscal year ended December 31, 2005, (ii) its Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2006 and (iii) the Form 8-K filings which it has made during the fiscal year 2006 to date (collectively, the “SEC Reports”).  Each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial condition, the results of operations and the cash flows of the Company and its subsidiaries, on a consolidated basis, as of, and for, the periods presented in each such SEC Report.

(b)           The Company’s Common Stock is traded on the NASD Over the Counter Bulletin Board  and satisfies all requirements for the continuation of such trading.  The Company has not received any notice that its Common Stock will be ineligible to trade (except for prior notices that have been fully remedied) or that its Common Stock does not meet all requirements for such trading.

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(c)           Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to the Securities Exchange Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Common Stock pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

(d)           The Series C Preferred Stock and the shares of Common Stock which the Holder may acquire upon conversion of the Series C Preferred Stock are all restricted securities under the Securities Act as of the date of this Agreement.  The Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Registrable Securities at such time as such Registrable Securities are registered for public sale or an exemption from registration is available, except as required by federal or state securities laws.

(e)           The Company understands the nature of the Registrable Securities issuable upon the conversion of the Series C Preferred Stock and recognizes that the issuance of such Registrable Securities may have a potential dilutive effect.  The Company specifically acknowledges that its obligation to issue the Registrable Securities is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

(f)            Except for agreements made in the ordinary course of business, there is no agreement that has not been filed with the Commission as an exhibit to a registration statement or to a form required to be filed by the Company under the Exchange Act, the breach of which could reasonably be expected to have a material and adverse effect on the Company and its subsidiaries, or would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement in any material respect.

(g)           The Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for the full conversion of the Series C Preferred Stock.

7.             Miscellaneous.

(a)           Remedies.  In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(b)           No Piggyback on Registrations.  Except as and to the extent specified in Schedule 7(b)(i) hereto, neither the Company nor any of its security holders (other than

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the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right for inclusion of shares in the Registration Statement to any of its security holders. Except as and to the extent set forth on Schedule 7(b)(ii) and as set forth in the Company’s public filings pursuant to the Exchange Act, the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been fully satisfied.

(c)           Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d)           Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.  For purposes of this Section 7(d), a “Discontinuation Event” shall mean (i) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)           Reserved.

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(f)            Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the (i) Company, (ii) The Shaar Fund, Ltd., (iii) Longview Fund, L.P., and (iv) the Holders of at least 51% in interest of the then outstanding Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g)           Notices.  Any notice or request hereunder may be given to the Company or the Holder at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section 7(g) in accordance with the procedures set forth in the Securities Exchange Agreement.

If to the Company:

BIO-key International, Inc.

300 Nickerson Road

Marlborough, MA 01752

Attention:  Chief Financial Officer

Facsimile:  (508) 460-4098

with a copy to:

Choate, Hall & Stewart LLP

2 International Place

Boston, MA  02110

Attention:  Charles J. Johnson, Esq.

Facsimile:  (617) 248-4000

If to a Purchaser:

To the address set forth under such Purchaser name on Schedule 2 to the Securities Exchange Agreement.

If to any other Person who is then the registered Holder:

To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter in accordance with this Section 7(g) by such Person.

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(h)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.  Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Notes and the Securities Exchange Agreement with the prior written consent of the Company, which consent shall not be unreasonably withheld.

(i)            Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)            Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.  ANY ACTION BROUGHT BY ANY PARTY AGAINST ANOTHER CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK IN EACH CASE SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN.  ALL PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY.  IN THE EVENT THAT ANY PROVISION OF THIS AGREEMENT DELIVERED IN CONNECTION HEREWITH IS INVALID OR UNENFORCEABLE UNDER ANY APPLICABLE STATUTE OR RULE OF LAW, THEN SUCH PROVISION SHALL BE DEEMED INOPERATIVE TO THE EXTENT THAT IT MAY CONFLICT THEREWITH AND SHALL BE DEEMED MODIFIED TO CONFORM WITH SUCH STATUTE OR RULE OF LAW.  ANY SUCH PROVISION WHICH MAY PROVE INVALID OR UNENFORCEABLE UNDER ANY LAW SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS AGREEMENT.

(k)           Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l)            Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining

13

terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)          Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(Balance of page intentionally left blank; signature page follows.)

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

BIO-KEY INTERNATIONAL, INC.

By:	/s/ Thomas J. Colatosti
Name: Thomas J. Colatosti
Title: Chairman

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

THE SHAAR FUND, LTD.

By:	SS&C Fund Services (BVI) United

By:	/s/ Andy Senior
Name: Andy Senior
Title: Director

Address for Notices:

The Shaar Fund, Ltd.
c/o SS&C Fund Services N.V.
Pareraweg 45
Curacao, Netherlands Antilles
Attn: Maarten Robberts
Facsimile No.: 599-9 434-3560

with copies to:

Levinson Capital Management, LLC
350 Fifth Avenue, Suite 2210
New York, New York 10118

and

Meltzer, Lippe, Goldstein & Breitstone, LLP
190 Willis Avenue
Mineola, NY 11501
Attention:	Ira R. Halperin, Esq.
Facsimile:	516-747-0653

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

LONGVIEW FUND, LP

By:	/s/ S. Michael Rudolph
Name: S. Michael Rudolph
Title: CFO

Address for Notices:

with copies to:

Barbara Mittman, Esq.
Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
(212) 697-3575 (Fax)

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

LONGVIEW SPECIAL FINANCE

By:	/s/ Francis Horn
Name: Francis Horn
Title: Director

Address for Notices:

with copies to:

Barbara Mittman, Esq.
Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
(212) 697-3575 (Fax)

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

CORDILLERA FUND, L.P.

By:	ACCF GenPar, L.P., its General Partner

By:	Andrew Carter Capital, Inc., its General
Partner

By:	/s/ Stephen J. Carter
Name: Stephen J. Carter
Title: Co-CEO

Address for Notices:

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTORS MANAGEMENT CORPORATION

By:	/s/ Richard P. Urquart
Name: Richard P. Urquart
Title: Vice President

Address for Notices:

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

THE TOCQUEVILLE FUND

By:	/s/ Robert Kleinschmmidt
Name: Robert Kleinschmmidt
Title: President

Address for Notices:

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

TOCQUEVILLE AMERIQUE VALUE FUND

By:	/s/ Robert Kleinschmmidt
Name: Robert Kleinschmmidt
Title: President

Address for Notices:

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

MASON SEXTON IRA

By:	/s/ Mason Sexton
Name: Mason Sexton
Title: Managing Director

Address for Notices:

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

/s/ Douglass Bermingham
Douglass Bermingham

Address for Notices:

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

THE CCJ TRUST

By:	ATC Trustees (Bahamas) Limited

By:	/s/ Wendy L. Miller
Name: Wendy L. Miller
Title: Trustee

Address for Notices:

EXHIBIT A

[Month  __, 2006]

[Continental Stock Transfer

   & Trust Company

Two Broadway

New York, NY  10004

Attn:  William Seegraber]

Re:          [Company Name] Registration Statement on Form SB-2

Ladies and Gentlemen:

As counsel to [company name], a Delaware corporation (the “Company”), we have been requested to render our opinion to you in connection with the resale by the individuals or entitles listed on Schedule A attached hereto (the “Selling Stockholders”), of an aggregate of [amount] shares (the “Shares”) of the Company’s Common Stock.

A Registration Statement on Form SB-2 under the Securities Act of 1933, as amended (the “Act”), with respect to the resale of the Shares was declared effective by the Securities and Exchange Commission on [date].  Enclosed is the Prospectus dated [date].  We understand that the Shares are to be offered and sold in the manner described in the Prospectus.

Based upon the foregoing, upon request by the Selling Stockholders at any time while the registration statement remains effective, it is our opinion that the Shares have been registered for resale under the Act and new certificates evidencing the Shares upon their transfer or re-registration by the Selling Stockholders may be issued without restrictive legend.  We will advise you if the registration statement is not available or effective at any point in the future.

Very truly yours,

[Company counsel]

Schedule A

Selling Stockholder	Shares Being Offered